UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024

McGRATH RENTCORP

(Exact name of registrant as specified in its Charter)

California	000-13292	94-2579843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5700 Las Positas Road, Livermore, CA 94551-7800

(Address of principal executive offices)

(925) 606-9200

(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MGRC	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Security Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

The disclosure set forth below under Item 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on January 28, 2024, McGrath RentCorp., a California corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, WillScot Holdings Corporation (“WillScot”), Brunello Merger Sub I, Inc., a California corporation and wholly owned subsidiary of WillScot and Brunello Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of WillScot, pursuant to which WillScot agreed to acquire the Company pursuant to the terms and conditions of the Merger Agreement.

On September 17, 2024, the Company and WillScot entered into a mutual termination agreement (the “Termination Agreement”) pursuant to which they mutually agreed to terminate the Merger Agreement effective upon receipt by the Company of a cash payment in the amount of $180,000,000 (the “Termination Fee”) as contemplated by Section 10.4 of the Merger Agreement in connection with the termination. The Termination Fee is to be paid within three business days following the date of the Termination Agreement. The mutual termination of the Merger Agreement was approved by the Company’s and WillScot’s respective Boards of Directors.

The foregoing description of the Merger Agreement and the Termination Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K/A on January 29, 2024, and the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 8.01	Other Information.

On September 18, 2024, the Company issued a press release announcing the mutual termination of the Merger Agreement, among other things. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Termination Agreement, dated as of September 17, 2024, by and among WillScot Holdings Corporation, Brunello Merger Sub I, Inc., Brunello Merger Sub II, LLC and McGrath RentCorp

99.1	Press release, dated September 18, 2024, issued by McGrath RentCorp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRATH RENTCORP

Dated: September 18, 2024	By:	/s/ Gilda Malek
Gilda Malek
Vice President, General Counsel and Corporate Secretary

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